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                                                                    EXHIBIT 99.3

                    INSTRUCTION TO REGISTERED HOLDER AND/OR
              BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM OWNER
                                       OF

                            MSX INTERNATIONAL, INC.
                         11 3/8% Senior Notes due 2008

TO REGISTERED HOLDER AND/OR PARTICIPANT OF THE BOOK-ENTRY TRANSFER FACILITY:

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 1999 (the "Prospectus") of MSX International, Inc., a Delaware corporation ("MSXI"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute MSXI's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meaning as ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

                $          of the 11 3/8% Senior Notes due 2008.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any):

                $          of the 11 3/8% Senior Notes due 2008.

     [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) any Exchange Notes to be received by it are being acquired in the ordinary course of business, and (iii) it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes. Each broker-dealer that receives Exchange Notes for its own account in exchange for Old Note, where such Old Notes were acquired as the result of market-making activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and delivering a prospectus, the broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.
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   The purchaser status of the undersigned is (check the box that applies):

   [ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the
       Securities Act)

   [ ] An "Institutional Accredited Investor" (as defined in Rule 501(a)(1),
       (2), (3) or (7) under the Securities Act)

   [ ] a non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Old Notes outside the United States in accordance with Rule 904 of the Securities Act

   [ ] Other (describe)
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                                   SIGN HERE

   Name of Beneficial Owner(s):

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   Signature(s):
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   Name(s) (please print):
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   Address:
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   Principal place of business (if different from address listed above):
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   Telephone Number(s):
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   Taxpayer Identification or Social Security Number(s):
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   Date:
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                    TO BE COMPLETED BY ALL TENDERING HOLDERS

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                                         PAYER'S NAME: MSX INTERNATIONAL, INC.
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  SUBSTITUTE                   PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  FORM W-9                     CERTIFY BY SIGNING AND DATING BELOW.                        TIN: ----------------------
                                                                                              Social Security Number
  DEPARTMENT OF THE TREASURY                                                                            OR
  INTERNAL REVENUE SERVICE
                                                                                           ---------------------------
                                                                                             Employer Identification
                                                                                                      Number
                             ------------------------------------------------------------------------------------------
   PAYER'S REQUEST FOR         CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY            PART 2--
   TAXPAYER IDENTIFICATION     THAT
   NUMBER ("TIN") AND                                                                          TIN applied for  [ ]
   CERTIFICATION               (1) the number shown on this form is my correct Taxpayer
                                   Identification Number (or I am waiting for a number to
                                   be issued to me).
                               (2) I am not subject to backup withholding either because
                               (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a
                                   result of a failure to report all interest or
                                   dividends, or (c) the IRS has notified me that I am no
                                   longer subject to backup withholding, and
                               (3) any other information provided on this form is true
                               and correct.
                               SIGNATURE  _____________________________  DATE  _________________
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

 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
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       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE  _______________________________________________________  DATE _______